A Brighter View

REITWorld Conference

November 2011

MAA

REIT World

MAA's Strategy

- **Full Cycle Performance Objective**
  - Establish high quality recurring cash flow
  - Capture lower volatility over full cycle
  - Platform supporting a secure and growing dividend
- **Sunbelt Region Focus**
  - Superior demand side performance
  - Competitive advantages to manage supply pressure
- **Large and Secondary Market Strategy**
  - Full cycle performance profile
  - Create value in pricing & operating inefficiencies
- **Create Competitive Advantage**
  - Outperform local market norms
  - Strong property and asset management
  - Scope and sophistication of operating platform
  - Optimize people component
- **Value Investor With Active Deal Flow**
  - Extensive knowledge and market relationships
  - Due diligence and strong execution capabilities
- **Disciplined Capital Deployment Protocols**
  - Forecasting discipline
  - IRR driven
  - Emphasis on value-buyer approach





Strong Performance Outlook At A Compelling Value

- Positioned To Deliver Robust Internal Growth Through The Recovery Cycle
  - Job growth outlook and household formation trends ahead of national trends
  - New supply outlook very manageable relative to demand; strong positive absorption
  - Unit renovation and property repositioning opportunities further support pricing opportunity
- Positioned To Deliver Robust External Growth
  - MAA positioned to capture strong deal flow and value opportunities
  - New development projects in 2012/13 will deliver further new growth
  - Meaningful upside from active transaction activity in 2010/11
- Balance Sheet In Strong Position
  - Leverage and coverage ratios in very good shape
  - New unsecured credit facility positions company for enhanced capital access

Well Positioned for Recovery Cycle

Employment growth in MAA's markets expected to outpace the national average and the major institutional markets.


Annual Employment Growth
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2012
2013
2014
2015
National MSA Average
MAA Large Markets
MAA Secondary Markets
Major Institutional Markets
MAA All Markets

Annual Compounded Employment Growth (2012-2015):

All MAA Markets (weighted): 2.7%

National MSA Average: 2.2%

Note: Approximately 80% of the entire Apartment REIT Sector portfolio is located in the Major Institutional Markets group considered above.

Source: Moody's economy.com

Well Positioned for Recovery Cycle

- MAA's markets showing favorable supply dynamics for next few years
- Permitting levels increasing, but MAA markets remain down 61% from 2006 peak
  - Only 50% to 70% market rate product
  - Much of large market product urban infill
  - Secondary markets up significantly less than large institutional markets
- Lowest % growth in new development starts in industry
- According to REIS, for the U.S. as a whole, average annual completions from 2012-2015 are expected to drop 26% from historical average
- In MAA's markets, this drop is expected to exceed 48% and over 51% in MAA's large markets


YTD % Change in New Development Starts - Portfolio Wide
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
PPS
CLP
CPT
AEC
UDR
EQR
BRE
AVB
AIV
HME
ESS
MAA

Multifamily Completions			
	Average 1999-2011	Projected Average 2012-2015	% Drop in Average Annual Supply
All MAA Markets	62,997	32,602	48.2%
Large MAA Markets	51,848	25,184	51.4%
Secondary MAA Markets	11,149	7,418	33.5%
U.S.	122,850	90,645	26.2%
West	31,369	28,890	7.9%
Northeast	11,939	9,092	23.8%
Midwest	11,930	11,054	7.3%
South Atlantic	39,506	28,603	27.6%
Southwest	28,107	13,007	53.7%

Source: REIS, DISCERN, Census Bureau.

Well Positioned for Recovery Cycle

Active Redevelopment Program Will Further Support Revenue Growth Opportunities

- $20M in redevelopment investment in 2010/11
- Project 5,000 units renovated in 2010/11
- Average rental rate increase for renovated units of 10%
- 12,000-14,000 additional units across portfolio identified for redevelopment assessment





Strong External Growth Prospects

- Significant deal flow and opportunities as a result of long established regional focus and in-place networks.
- Extensive market and sub-market knowledge supports accurate and timely analysis.
- Strong property management and asset management capabilities support accurate underwriting and ability to identify opportunities.
- Strong balance sheet enables quick and assured execution for sellers.
- Strong execution capabilities enables ability to handle more complex transactions/more attractive opportunities.
- Competitive advantage within region and markets drives ability to outperform market norms and create value; versus hyper competitive environment in heavy institutional markets where value creation is more challenged.





Disciplined Capital Deployment

- Our extensive relationships, market knowledge, and disciplined acquisition process provide a consistent acquisition pipeline
- This pipeline has helped create a diversified asset base in both large and secondary markets
- Our sophisticated platform and management expertise allows us to outperform the market (particularly in secondary markets)
- All of these actions combine to support a high quality cash flow with growing NAV and dividend



Current Value Net Income Minus Apartment CPPI Growth
Last 5 Yrs (annualized)
MAA
HME
EQR
ESS
UDR
AVB
AEC
AIV
BRE
CPT
PPS
CLP
-20%
-15%
-10%
-5%
0%
5%
Last 10 Yrs (annualized)
MAA
HME
AVB
UDR
ESS
EQR
AEC
CPT
BRE
PPS
CLP
AIV
-10%
-5%
0%
5%
10%

Source: Green Street Advisors, July 19, 2011, *Just Smart Capital Allocation*

Disciplined Capital Deployment

- Aggregate actual cash flows have exceeded proforma
- Outperformed expectations despite significant economic downturn
- Disciplined protocols for deploying capital
- Creating value through the acquisition process and on-going management



Cash Flows on New Acquisitions
Actual vs. Proforma ($000's)
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$175,000
$170,000
$165,000
$160,000
$155,000
$150,000
$145,000
$140,000
$135,000
$130,000
$125,000
$170,860
$164,650
2003
2004
2005
2006
2007
2008
2009
2010
2011YTD
Total to Date
Actual
Proforma

Note: As an IRR buyer, total cash flows include NOI, capital expenditures and financing costs.

Development Pipeline Supports Future Growth

$110 Million Development in Process

- Well located, High quality properties
- Pricing below replacement cost
- Mix of Large and Secondary markets
- Minimal development risk
  - Fixed price/shared risk contracts
  - Close oversight, minimal overhead
- Initial lease-up begins 2012
- Earnings contribution 2013



Venue at Cool Springs Nashville



1225 South Church Charlotte



Ridge at Chenal Valley Little Rock

Acquisitions Providing Meaningful Future Growth

- Deals completed in 2011 purchased at an average 6% cap rate
- Creating positive spread over cost of capital
- Resulting in significant FFO accretion in first full year
- Based on current estimated cost of capital, our annual acquisition plans ($300 to $400 million) add meaningful new FFO growth each year


AVALA
of
Savannah Quarters





Solid Balance Sheet Position

- Balance Sheet significantly strengthened over last ten years
- Total leverage (Debt + Preferred) reduced 18% over last ten years
- Fixed charge coverage better than sector median



FFO/Share**
Debt+Pref/Gross Assets
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
70%
65%
60%
55%
50%
45%
40%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011F



Fixed Charge Coverage*
4.0
3.5
3.0
2.5
2.0
1.5
1.0
MAA
Sector

*Source: BMO Capital Market s Update (10/31/11)

**FFO/Share for 2003, 2010, and 2011 excludes non-routine items.

Positioning Balance Sheet for Future

- Current financing advantage
  - Low cost "legacy" contracts
  - Mature in tranches 2011-2018
  - Capacity and flexibility to grow

- Taking advantage of environment
  - Increasing fixed rate debt to 90%
  - Using long terms (7-10 years), increasing average maturity
  - Building lender relationships

- Long term plans
  - Broaden capital sources
  - Increasing unencumbered asset pool
  - Recent Fitch Rating of BBB
  - $135M private placement unsecured financing transaction closed in July
  - $250M unsecured bank line of credit closed in early November



MAA Debt/Market Cap 9/30/2011
$1.59B
Debt
40%
$2.37B
Common Equity
60%

Attractive Pricing Opportunity

- MAA is currently priced at an implied cap rate discount to the sector average.
- However, MAA's historical long-term internal same store growth (and overall FFO growth) performance exceeds the sector average; established record of exceeding regional 'market' performance levels and sector 'averages'.
- Outlook for continued 'out-performance' is positive.

Total Implied Unleveraged Return


10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2.4%
5.1%
2.7%
6.0%
Sector Average
MAA
Market Implied Cap Rate
Same Store Growth

Implied 10 Year IRR:

- MAA outperforms by 120 bps on unleveraged basis with continued cap rate discount.
- MAA outperforms by 210 bps on a leveraged basis.
- MAA outperforms by 410 bps on a leveraged basis by capturing the sector's current average cap rate.

Source: Cap rate data from BMO Capital Markets Update (10/31/11) and same store data from Green Street Aug '11 Residential Sector Update and company filings (last full cycle 2004-2011).

Attractive Pricing Opportunity

From 2000-2010, the compounded annual growth rate of MAA's FFO/share is 2nd highest in the sector. Strong record of performance and solid positioning for continued strong relative performance within sector, provides compelling opportunity at current pricing.

FFO/Share Compounded Annual Growth Rate (2000-10)



4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
-12.0%
ESS
MAA
AVB
HME
EQR
CPT
UDR
AEC
BRE
PPS
CLP
AIV

% of Stock Price Attributable to Future Growth *



70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
AVB
EQR
ESS
BRE
CPT
PPS
UDR
CLP
HME
AEC
AIV
MAA

* 2011 FFO/assumed 10 % required return = stock price assuming no growth; current share price excess above no growth price as % of current share price.

Source: SNL Financial

Summary

- Strong long-term performance record for shareholders
- Established and proven public platform
- Solid internal growth prospects
- Competitive strengths enables regional outperformance
- Robust external growth pipeline
- Disciplined approach to capital deployment
- Solid balance sheet position
- Well positioned to perform as compared to the sector
- Attractive buying opportunity





End of Presentation

Certain matters in this presentation may constitute forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Such statements include, but are not limited to, statements made about anticipated economic and market conditions, expectations for future demographics, the impact of competition, general changes in the apartment industry, expectations for acquisition and joint venture performance, ability to pay dividends and the ability to obtain financing at reasonable rates. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including a downturn in general economic conditions or the capital markets, competitive factors including overbuilding or other supply/demand imbalances in some or all of our markets, changes in interest rates and other items that are difficult to control such as the impact of legislation, as well as the other general risks inherent in the apartment and real estate businesses. Reference is hereby made to the filings of Mid-America Apartment Communities, Inc., with the Securities and Exchange Commission, including quarterly reports on Form 10-Q, reports on Form 8-K, and its annual report on Form 10-K, particularly including the risk factors contained in the latter filing.

Eric Bolton
CEO
901-248-4127
eric.bolton@maac.com

Al Campbell
CFO
901-248-4169
al.campbell@maac.com

Leslie Wolfgang
External Reporting
901-248-4126
leslie.wolfgang@maac.com

Jennifer Patrick
Investor Relations
901-435-5371
jennifer.patrick@maac.com

http://ir.maac.com

MAA

A Brighter View